UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 23, 2015, Armstrong World Industries, Inc. (the “Company”) issued a press release announcing its fourth quarter and full year 2014 consolidated financial results. The full text of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On February 23, 2015, the Company issued separate press releases announcing: (i) that it will report its fourth quarter and full year 2014 consolidated financial results via a webcast and conference call on Monday, February 23, 2015 at 11:00 a.m. Eastern Time which can be accessed through the “For Investors” section of the Company’s website, www.armstrong.com; and (ii) its plan to separate the Company’s Flooring business from its Ceilings (Building Products) business, creating two independent, publicly traded companies. The full text of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively. A related slide presentation will be referenced during the webcast/conference call, a copy of which is attached hereto as Exhibit 99.3

The Company has also updated its Investor Presentation, dated February 23, 2015, a copy of which is attached hereto as Exhibit 99.4.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2, 99.3 and 99.4, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No. 99.1	Press Release of Armstrong World Industries, Inc. dated February 23, 2015

No. 99.2	Press Release of Armstrong World Industries, Inc. dated February 23, 2015

No. 99.3	Earnings Call Presentation Fourth Quarter 2014 dated February 23, 2015

No. 99.4	Armstrong World Industries, Inc. Investor Presentation dated February 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel and Chief Compliance Officer

Date:	February 23, 2015

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